EXHIBIT 32.2
CERTIFICATION DAVID P. WILLIAMS
PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of Chemed Corporation (“Company”), does hereby certify that:
1)	The Company’s Annual Report on Form 10-K for the year ending December 31, 2009 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 26, 2010

/s/ David P. Williams
David P. Williams
(Executive Vice President and Chief Financial Officer)